UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2004

QUANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-961-4600

Item 1.  Changes in Control of Registrant

Not applicable.

Item 2.  Acquisition or Disposition of Assets

Not applicable

Item 3.  Bankruptcy or Receivership

Not applicable.

Item 4. Changes in Registrant’s Certifying Accountant

Not applicable.

Item 5.  Other Events and Regulation FD Disclosure

Not applicable.

Item 6.  Resignations of Registrant’s Directors

Not applicable.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

99.1                           Press Release dated January 28, 2004, providing earnings guidance for the 1st quarter of fiscal year 2004.

Item 8.  Change in Fiscal Year

Not applicable.

Item 9.  Regulation FD Disclosure

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 28, 2004, Quanex Corporation issued a press release (the “Press Release”) providing earnings guidance for the 1st quarter of fiscal year 2004.  The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 10.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not applicable.

Item 11.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Not applicable.

Item 12.  Results of Operations and Financial Condition

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Corporation

Date:	January 29, 2004	By:	/s/ Terry M. Murphy
Terry M. Murphy
Vice President — Finance and Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1*	Press Release dated January 28, 2004, providing earnings guidance for the 1st quarter of fiscal year 2004.

*              Filed herewith